Exhibit 99.1

AVELEAD CONSULTING, LLC

Financial Statements

As of and for the Years Ended December 31, 2020 and 2019

And Report of Independent Auditor

AVELEAD CONSULTING, LLC

Report of Independent Auditor

To Management

Avelead Consulting, LLC

Suwanee, Georgia

We have audited the accompanying financial statements of Avelead Consulting, LLC (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 11 to the financial statements, in March 2020, the World Health Organization declared an outbreak of a novel strain of the coronavirus (COVID-19) a “Public Health Emergency of International Concern”. Given the uncertainty of the situation, the duration of any business disruption and related financial impact cannot be reasonably estimated at this time. Our opinion is not modified with respect to this matter.

/s/ Cherry Bekaert LLP

Atlanta, Georgia

September 21, 2021

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AVELEAD CONSULTING, LLC

BALANCE SHEETS

DECEMBER 31, 2020 AND 2019

	2020	2019
ASSETS
Current Assets:
Cash and cash equivalents	$1,137,036	$284,826
Accounts receivable, net	1,388,316	514,145
Prepaid expenses	46,885	7,799
Total Current Assets	2,572,237	806,770

Capitalized software development costs, net	823,055	590,716
Property and equipment, net	24,065	1,874
Other assets	53,558	-
Total Assets	$3,472,915	$1,399,360

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities:
Accounts payable	$257,003	$81,713
Accrued expenses and other current liabilities	283,044	142,132
Related party note payable	-	5,001
Deferred revenue	806,004	-
Total Current Liabilities	1,346,051	228,846
Total Liabilities	1,346,051	228,846

Members’ Equity	2,126,864	1,170,514
Total Liabilities and Members’ Equity	$3,472,915	$1,399,360

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
Revenues:
Software subscriptions	$2,155,244	$610,515
Software implementation	2,270,386	787,404
Consulting services	3,114,124	4,176,671
Re-billed expenses	259,637	676,015
Total Revenues	7,799,391	6,250,605

Cost of Revenue:
Software subscriptions	647,257	332,186
Software implementation	806,026	500,232
Consulting services	1,597,966	2,330,437
Re-billed expenses	281,140	932,289
Total Cost of Revenue	3,332,389	4,095,144

Gross Profit	4,467,002	2,155,461

Operating Expenses:
General and administrative	998,714	926,340
Selling and marketing	669,367	678,256
Research and development	553,905	760,091
Total Operating Expenses	2,221,986	2,364,687

Income (Loss) from Operations	2,245,016	(209,226)

Other Income:
PPP loan forgiveness	712,100	-
Net Income (Loss)	$2,957,116	$(209,226)

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

STATEMENT OF MEMBERS’ EQUITY

YEARS ENDED DECEMBER 31, 2020 AND 2019

Balance, January 1, 2019	$2,882,272
Net loss	(209,226)
Member distributions	(1,502,532)
Balance, December 31, 2019	1,170,514
Net income	2,957,116
Member distributions	(2,000,766)
Balance, December 31, 2020	$2,126,864

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

STATEMENT OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
Cash flows from operating activities:
Net income (loss)	$2,957,116	$(209,226)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Gain on forgiveness of PPP loan	(712,100)	-
Depreciation and amortization	5,830	1,251
Amortization of capitalized software development costs	219,043	128,844
Bad debt (recovery) expense	(33,000)	118,000
Changes in operating assets and operating liabilities:
Accounts receivable	(841,171)	1,415,069
Prepaid expenses	(39,086)	15,923
Contract assets	(45,558)	-
Accounts payable	175,290	(1,353)
Accrued expenses and other current liabilities	140,912	(44,723)
Deferred revenue	806,004	-
Net cash flows from operating activities	2,633,280	1,423,785

Cash flows from investing activities:
Capitalized website costs	(9,000)	-
Property and equipment purchases	(27,021)	-
Capitalized software development costs	(451,382)	(423,119)
Net cash flows from investing activities	(487,403)	(423,119)

Cash flows from financing activities:
Proceeds from PPP loan	712,100	-
Payment of related party note payable	(5,001)	-
Distributions to members	(2,000,766)	(1,502,532)
Net cash flows from financing activities	(1,293,667)	(1,502,532)

Net change in cash and cash equivalents	852,210	(501,866)
Cash and cash equivalents, beginning of year	284,826	786,692
Cash and cash equivalents, end of year	$1,137,036	$284,826

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 1—Nature of operations

Nature of Operations – Avelead Consulting, LLC, headquartered in Suwanee, Georgia, hereinafter referred to as the “Company”, provides consulting and software solutions to assist hospitals in transforming their revenue reconciliation process. The Company has a suite of revenue cycle and process management solutions that assist healthcare providers in treatment management, price monitoring, intersystem communication, bank account auditing, and more. The Company also provides consulting services to customers to assist in identifying pain points in the hospital’s revenue management cycle. Operations began in 2014 through Carematics Solutions, LLC and in 2015 the articles of organization were modified and the name of the Company was changed to Avelead Consulting, LLC.

Note 2—Summary of significant accounting policies

Basis of Accounting – The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as outlined by the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”).

Use of Estimates – The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of any contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents – The Company considers all highly liquid investments purchased with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash and cash equivalents on deposit with financial institutions in the United States. The Federal Deposit Insurance Corporation covers $250,000 for substantially all depository accounts. The Company from time to time may have amounts on deposit in excess of the insured limits. As of December 31, 2020 and 2019, uninsured balances totaled $902,672 and $34,825, respectively.

Accounts Receivable – Accounts receivable consists of trade accounts receivable for services provided to customers. Accounts receivable are stated at the amount the Company expects to collect. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Management considers the following factors when determining the collectability of specific customer accounts: customer credit-worthiness, past transaction history with the customer, current economic and industry trends, and changes in customer payment terms. Past-due balances and other higher risk amounts are reviewed individually for collectability. If the financial condition of the Company’s customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required.

Based on management’s assessment, the Company provides for estimated uncollectible amounts through a charge to earnings and a credit to an allowance for doubtful accounts. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance and a credit to accounts receivable. As of December 31, 2020 and 2019, the allowance for doubtful accounts totaled $155,000 and $188,000, respectively.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 2—Summary of significant accounting policies (continued)

Revenue Recognition – The Company derives its revenue from various sources: software revenue and consulting revenue. Software revenue consists of subscription fees from customers accessing the Company’s software and the related implementation services such as installation, configuration, training, project management, and data migration. Upon integration and onboarding, customers go live and usage/consumption of services and packages is measured (counted) in real time. Consulting services revenue consists of technology and revenue cycle management consulting services. All significant sources of revenue are the result of a contract with a customer, and as such meet all of the requirements of recognizing revenue in accordance with FASB ASC Topic 606, Revenue from Contracts with Customers. The Company analyzed the provisions of ASC 606, Revenue from Contracts with Customers and has concluded that each service provided is considered an independent performance obligation under each customer contract.

Effective January 1, 2020, ASC 606 supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition. The Company recognizes revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which it expects to be entitled in exchange for those goods and services. To determine revenue recognition for contracts with customers, the Company performs the following steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies its performance obligations. At contract inception, the Company will assess the goods or services agreed upon within each contract and assess whether each good or service is distinct and determine those that are performance obligations. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. The Company determined that there were no transition adjustments required in order for revenue recognition to be in accordance with the standard.

The Company’s subscription service arrangements are typically noncancelable for a pre-specified subscription term and do not contain refund-type provisions. The Company deems the transaction price to be the amount listed on the customer agreement for both subscription fees and implementation fees. Performance obligations related to subscription fees are recognized ratably over the contract term beginning on the commencement date of each contract, which is the date the Company’s software is made available to customers. The Company typically invoices for subscriptions annually in advance of services being performed, or on a monthly basis at the beginning of the month per the terms of each contract. Performance obligations for implementation fees related to subscription services are invoiced and recognized over time based on the completion of various milestones in the implementation process and are generally completed 60 to 90 days after the implementation start date.

The Company invoices for consulting services revenue on a time-and-materials basis per the terms of each contract. The Company recognizes the related revenue over time as services are performed.

The Company considers the following factors for each agreement that includes implementation services: availability of the services from other vendors, the nature of the implementation services, the timing of when the implementation services contract was signed in comparison to the date the software is made available, and the contractual dependence of the software on the customer’s satisfaction with the implementation work. To date, the Company has concluded that all implementation services in contracts with multiple performance obligations are distinct.

The Company enters into contracts with its customers that often include software subscriptions and implementation services performance obligations. A performance obligation is a commitment in a contract with a customer to transfer products or services that are distinct. Determining whether products and services are distinct performance obligations that should be accounted for separately or combined as one unit of accounting may require judgment.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 2—Summary of significant accounting policies (continued)

The Company allocates the transaction price to each performance obligation on a relative stand-alone selling price (“SSP”) basis. The SSP is the estimated price at which the Company would sell a promised product or service separately to a customer. Judgement is required to determine the SSP for each distinct performance obligation. The Company establishes SSP for subscription, implementation, and consulting revenue elements primarily by considering the actual sales prices of the element when sold on a stand-alone basis or when sold together with other elements. If the Company is unable to rely on actual observable sales inputs, the Company would determine SSP based on inputs such as actual sales prices when sold together with other promised subscriptions or services and other factors such as the Company’s overarching pricing objectives and strategies.

Amounts that have been invoiced are recorded in accounts receivable and in deferred revenue or revenue, depending on whether the revenue recognition criteria have been met. Fees received in advance for subscription periods that have yet to elapse are deferred, in accordance with the Company’s overall policy for revenue recognition. Generally, the Company’s invoice payment terms for software subscriptions are either monthly or annual upfront with net 30 payment terms. There are no significant payment terms such as variable consideration and significant financing components associated with customer contracts. The Company does not provide warranties of any kind.

Deferred Revenue – Deferred revenue consists of billings or payments received in advance of revenue recognition. The deferred revenue balance is influenced by several factors, including invoice duration, invoice timing, and size. The Company generally invoices annual subscription installments in advance. Accordingly, deferred revenue is normally recognized during the succeeding 12-month period and is recorded as a current liability. The Company had $335,685 and $- of unpaid deferred revenue as of December 31, 2020 and 2019, respectively, which is included in accounts receivable.

Contract Assets – The Company enters into sales commission agreements with employees that are based on meeting certain thresholds related to the signing of new contracts. The commissions are considered incremental costs to obtain a contract and are, therefore, capitalized and amortized over the anticipated life of the customer, which was determined to be three years. The average life was determined after giving weight to certain judgement such as degree of difficulty in switching providers and the expected change of the product or service over the customer life.

The ending balance of deferred commissions was $45,558 and $- as of December 31, 2020 and 2019, respectively, and is included in other assets on the accompanying balance sheets. The Company recognized $1,302 and $- of selling expense related to amortization of capitalized commissions during the years ended December 31, 2020 and 2019, respectively.

Cost of Revenue – Cost of revenue generally consists of the cost of labor for employees and contractors associated with software subscriptions, related implementation services, consulting services, travel expenses incurred including those billed to customers, hosting, and amortization of capitalized internal-use software that is used to deliver software subscriptions to customers.

Property and Equipment – Property and equipment are stated at cost; additions and major improvements are capitalized, while regular maintenance and repairs are expensed as incurred. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets.

Lives used for depreciation calculations are as follows:

Computers and equipment	3 years
Furniture and fixtures	5 years

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 2—Summary of significant accounting policies (continued)

Capitalized Software for Internal Use – The Company capitalizes eligible costs incurred in connection with developing internal-use software that are incurred subsequent to the preliminary project stage through the development stage. The Company also capitalizes costs incurred for significant upgrades and enhancements of its internal-use software that result in increased functionality. The estimated useful life of costs capitalized is evaluated for each specific project but is generally four years. Actual economic lives may differ from estimated useful lives. Periodic reviews could result in a change in estimated useful lives and, therefore, could affect amortization expense in future periods.

Advertising – Advertising expenses are expensed as incurred. The total advertising costs were $1,882 and $9,695 for the years ended December 31, 2020 and 2019, respectively.

Income Taxes – The Company, with the consent of its members, has elected under the Internal Revenue Code to be taxed as a partnership. In lieu of corporation federal income taxes, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income.

Management has assessed the effect of the guidance provided by U.S. GAAP on Accounting for Uncertainty in Income Taxes. Management has evaluated all income tax positions that could have a significant effect on the financial statements and determined the Company had no uncertain income tax positions at December 31, 2020 and 2019.

New Accounting Pronouncement – In February 2016, FASB issued ASU 2016-02, Leases. The standard requires all leases with lease terms over 12 months to be capitalized as a right-of-use asset and lease liability on the balance sheet at the date of lease commencement. Leases will be classified as either finance or operating. This distinction will be relevant for the pattern of expense recognition in the income statement. This standard will be effective for the calendar year ending December 31, 2022. The Company is currently evaluating the impact this new guidance will have on the financial statements. See Note 5 for the Company’s current lease commitments.

Note 3—Property and equipment

Property and equipment, net is comprised of the following as of December 31:

	2020	2019
Computers and equipment	$29,707	$6,508
Furniture and fixtures	3,822	-
	33,529	6,508
Less accumulated depreciation	(9,464)	(4,634)
Property and equipment, net	$24,065	$1,874

Depreciation expense for the years ended December 31, 2020 and 2019 was $4,830 and $1,251, respectively, and is included in general and administrative expenses.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 4—Capitalized software development costs

Capitalized software development costs consisted of the following as of December 31:

	Useful Lives	2020	2019
Capitalized software development costs	4 years	$1,209,769	$758,387
Accumulated amortization		(386,714)	(167,671)
Capitalized software developments costs, net		$823,055	$590,716

The total amortization expense related to capitalized software development costs for the years ended December 31, 2020 and 2019 was $219,043 and $128,844, respectively, and is included in cost of revenue in the accompanying statements of operations.

The estimated future amortization expense for capitalized software development costs is as follows:

Years Ending December 31,
2021	$298,681
2022	263,616
2023	173,598
2024	83,399
2025	3,761
$823,055

Note 5—Lease commitments

In March 2019, the Company entered into an operating lease agreement for its office facility that is owned by an affiliate of one of the Company’s members. The term of the lease began in March 2019 for an initial term of 36 months. The lease agreement includes escalating rental payments over the lease term. The Company expenses rent on a straight-line basis over the lease term. As of December 31, 2020 and 2019, the cumulative expense recognized on a straight-line basis in excess of the cumulative rental payments totaled $4,886 and $2,221, respectively.

The future minimum payments under this noncancelable operating lease with a remaining term in excess of one year as of December 31, 2020 are as follows:

2021	$84,663
2022	14,333
$98,996

Rent expense for the years ended December 31, 2020 and 2019 totaled $80,665 and $78,721, respectively.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 6—Line of credit arrangements

On October 30, 2019, the Company entered into an unsecured line of credit of up to $150,000 for working capital purposes. The original maturity date of the line of credit was October 30, 2020. The principal amount outstanding under the revolving line accrues interest at a floating per annum rate equal to .50% above the prime rate, which interest is payable monthly. At December 31, 2020 and 2019, the prime rate was 3.25% and 4.75%, respectively. At December 31, 2020 and 2019, there were no amounts outstanding and during the years ended December 31, 2020 and 2019, there were no borrowings under the line of credit. Consequently, no interest expense was recorded for either of the years then ended. As of December 31, 2020, the Company had entered into two modification agreements to the line of credit agreement which resulted in an extension of the maturity date until March 5, 2021. No other terms were amended.

As of December 31, 2020, the Company was not aware of any violations to certain financial covenants.

Subsequent to December 31, 2020, the Company extended the maturity date and later terminated the line of credit agreement as described in Note 12.

Note 7—Members’ equity

The Company is owned by two members with equal ownership. As of December 31, 2020, the Company did not have a formal Operating Agreement. As of December 31, 2020, there were no authorized, issued, or outstanding units defined. Net profits and losses and cash distributions are allocated to the members in accordance with their ownership percentage. Subsequent to December 31, 2020, the Company adopted an Operating Agreement as described in Note 12.

Note 8—Phantom Unit agreements

The Company has employment agreements with three employees which provide for Phantom Units for the purpose of providing a means through which these employees can share in the growth of the Company.

Under the terms of the agreements, the units shall vest only upon reaching certain pre-determined calendar-year revenue targets. The units are only payable upon an exit, transaction, or sale of Founder’s Equity as defined in the agreements. Upon a change in control and if vested, the payout could equal up to 5% of Founder’s Equity. Unvested awarded units are forfeited immediately upon termination for any reason other than death at which point the awards can be designated to a beneficiary.

As of December 31, 2020 and 2019, no vesting has occurred on these awards.

Subsequent to December 31, 2020, the Company terminated the Phantom Unit agreements as described in Note 12.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 9—Concentrations

As of December 31, 2020 and 2019, three and four customers, respectively, accounted for 83% and 84%, or approximately $1,282,000 and $588,000, of the Company’s gross accounts receivable balance. No other customers accounted for 10% or more of the Company’s accounts receivable balance.

During the years ended December 31, 2020 and 2019, two and three customers, respectively, accounted for 72% and 81%, or approximately $5,596,000 and $5,093,000, respectively, of the Company’s revenue during the years then ended. No other customers accounted for 10% or more of the Company’s revenue.

If the financial condition or operations of these customers deteriorate, the risks associated with selling on credit could increase substantially. To reduce credit risk, management performs ongoing credit evaluations of its customers’ financial condition.

Note 10—Related party transactions

In addition to the related party lease agreement described in Note 5, the Company incurred approximately $298,000 and $- in research and development services and software implementation services during the years ended December 31, 2020 and 2019, respectively, that was paid to a consulting company that is also owned by one of the Company’s members.

Additionally, the Company was originally capitalized by notes from its members. No interest was charged on the notes and payments on the notes were made over time based on the Company’s cash flow position. During the year ended December 31, 2020, the Company paid the remaining balance and the notes were paid in full.

Note 11—Contingencies and uncertainties/COVID-19 pandemic

In March 2020, the World Health Organization declared the coronavirus (“COVID-19”) outbreak a global pandemic. Actions taken around the world to help mitigate the spread of COVID-19 included restrictions on travel, quarantine, or stay-at-home restrictions in certain areas and forced closures types of public places and businesses. COVID-19 and actions taken to mitigate it have had and are expected to continue to have an adverse impact on the economies and financial markets globally.

The industry in which the Company operates has been largely unaffected by the pandemic thus far. While it is unknown how long these conditions will last and what the complete financial impact will be, the Company continues to closely monitor the impact of the COVID-19 pandemic on all aspects of the business. At this time, the Company is unable to predict the continued impact, if any, that COVID-19 will have on the business, financial position, and operating results in future periods due to numerous uncertainties.

The Company received a loan under the Paycheck Protection Program (“PPP”) for an amount of $712,100, which was established under the Coronavirus Aid, Relief, and Economic Security Act and administered by the Small Business Administration (“SBA”). The application for the PPP loan requires the Company to, in good faith, certify that the current economic uncertainty made the loan request necessary to support the ongoing operation of the Company. This certification further requires the Company to take into account its current business activity and ability to access other sources of liquidity sufficient to support the ongoing operations in a manner that is not significantly detrimental to the business. The receipt of the funds from the PPP and the forgiveness of the PPP loan is dependent on the Company having initially qualified for the PPP loan and qualifying for the forgiveness of such PPP loan based on funds being used for certain expenditures such as payroll costs and rent, as required by the terms of the PPP loan.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Note 11—Contingencies and uncertainties/COVID-19 pandemic (continued)

On December 8, 2020, the SBA forgave the PPP loan, plus accrued interest, in full. As a result, the Company recognized $712,100 in other income on the accompanying statements of operations.

Note 12—Subsequent events

Subsequent events have been evaluated through September 21, 2021, the date these financial statements were available to be issued.

On February 5, 2021, the Company received a second PPP loan for an amount of $728,360, which is subject to the same good faith certifications as those described above in Note 11. On August 2, 2021, the SBA forgave the second PPP loan, plus accrued interest, in full.

On March 5, 2021, the Company entered into another modification agreement to the line of credit agreement which extended the maturity date to March 5, 2022. No other terms were amended. On July 27, 2021, the Company terminated the line of credit agreement.

On May 28, 2021, the Company adopted an Operating Agreement. As of May 28, 2021, 1,000 membership units have been authorized and issued. All rights and obligations for each Unit are defined in the Operating Agreement as it pertains to allocations and taxes, voting rights, capital contributions, and other rights and distribution preferences.

On August 16, 2021, the Company was purchased by Streamline Health Solutions, Inc. for total cash and stock consideration of $20,000,000 and a performance-based earnout with an estimated value of $15,000,000, subject to certain post-closing adjustments for cash, working capital, indebtedness, and transaction expenses. Upon closing of the transaction, the Company terminated the Phantom Unit Agreements with three employees described in Note 8. The minimum vesting thresholds per the Phantom Agreements were not met and as a result, at the time of termination, no phantom stock rights had vested.

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